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CONFIDENTIAL TREATMENT REQUESTED FOR ALL BRACKETED ([]) INFORMATION. THE
CONFIDENTIAL PORTION HAS BEEN SO OMITTED AND FILED SEPARATELY WITH THE
COMMISSION.

THIS LICENSING AGREEMENT is made the 28th day of January one thousand nine hundred and eighty between GUNNESS WHARF LIMITED having their registered office at Gunness Wharf, Nr Scunthorpe, Humberside (hereinafter called "the Licensor" which expression where the context so admits shall include all persons deriving title under them) of the one part and BOC LIMITED having their registered office at Hammersmith House, London W6 (hereinafter called "the Licensee" which expression where the context so admits shall include all persons deriving title under them) of the other part

WHEREAS,

1. The Licensee under an Agreement between the Parties dated 2 July one thousand nine hundred and seventy three has been granted a licence by the Licensor to occupy and use certain land and premises to carry on the manufacture and distribution of Carbide Mixtures and

2. The Licensee wishes to expand its operations for the manufacture and distribution of Carbide Mixtures and to take on licence from the Licensor additional land and premises and the Licensor is willing to make such lands and premises available to the Licensee

NOW THIS AGREEMENT WITNESSETH as follows

1. IN CONSIDERATION of the payments covenants conditions and agreements hereinafter contained the Licensor hereby grants to the Licensee full right licence and authority to occupy and use the undermentioned premises to enable the Licensee to construct, operate, and maintain a facility for the manufacture and distribution of Carbide Mixtures and such other activities as are set out in the Managing Agents Agreement dated 28th January 1980 (hereinafter referred to as "the Facilities") ALL THAT piece or parcel of land containing 8,000 square metres or thereabouts situated within the Althorpe Wharf Site at Althorpe, Humberside ('hereinafter referred to as "Althorpe") and delineated and marked "A" on the plan annexed hereto which plan is hereinafter referred to as "the Plan" and thereon coloured pink and hereinafter referred to as "the licensed premises" TOGETHER WITH the right from time to time during the continuance of the term hereby granted (a) to use such existing services in and about Althorpe as may be reasonably required by the Licensee and to request the Licensor to provide such additional or modified services in and about Althorpe as may be reasonably required by the Licensee whether in accordance with any statute or bye-law or otherwise in connection with the use of the licensed premises for the purposes above mentioned and to connect the said services to any of the Licensor's existing services which in the opinion of the Licensor are suitable for the purpose (b) the right for the Licensee and all persons authorised by them to pass and repass on foot and with or without vehicles over such routes (hereinafter called the "Access roads") and on such conditions as are agreed by the Licensor from time to time for the purpose of going to and from the licensed premises and (c) the use on such terms and for such payments as shall be agreed during the period of construction or reconstruction or any expansion or modification of the



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Facilities or in the event of the termination of that part of the Managing
Agents Agreement dated 28th January 1980 between the Parties relating to the supervision and carrying out of the grinding and mixing process of such office and canteen accommodation telephones and toilets as are at the time existing at Althorpe and can reasonably be made available by the Licensors to the Licensee and all persons authorise by them TO HOLD -- the licensed premises unto the Licensee until the expiry of 20 years from the Effective Date as defined in the said Managing Agents Agreement SUBJECT ALWAYS to the right of the Licensee exercisable at any time after 31 December 1981 to terminate this Licensing Agreement by six months prior notice in writing expiring on any anniversary of 31 December 1981 YIELDING AND PAYING therefor the yearly payment of [
         ] or such greater or lesser payment as may be mutually agreed or determined in accordance with the provisions of Clause 4 hereof by equal quarterly payments in arrear on the last day of March the last day of June the last day of September and the last day of December in every year commencing on the last day of December 1979

2. The Licensee hereby covenants with the Licensor in manner following:

(1) to make the said payments at the times and in the manner above provided without any deduction

(2) to pay and discharge all existing and future rates taxes duties and charges payable in respect of the licensed premises

(3) to consult with the Licensor before erecting or placing upon the licensed premises any buildings plant and equipment deemed necessary by the Licensee for the purpose of manufacturing the said Carbide Mixtures the Licensor where requested by the Licensee applying for and on behalf of the Licensee and obtaining for and at the cost of the Licensee all necessary planning permissions bye-law consents and other consents required to enable the licensed premises to be used as a manufacturing and distribution facility as aforesaid

(4)      (a)      to provide details of all services required by the Licensee to enable the licensed premises to be used as aforesaid and to consult with the Licensor in order to determine the most suitable manner in which such services can be installed or provided

         (b) to meet the cost of the provision by the Licensor of all additional or modified services as provided for in Clause 1
                  (a) hereof

(5) Not during the said term hereby granted to erect or place on or in the licensed premises any buildings or plant drains pipes cables or services except in consultation with the Licensor and in accordance with descriptions previously provided for the Licensor's information

(6)      (a)      to agree with the Licensor reasonable times for the execution of all works under these presents in connection with the preparation for and expansion or modification of the Facilities which work to be undertaken by the Licensee with all reasonable despatch


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                  and to arrange for the restoration and making good to the
                  reasonable satisfaction of the Licensors of all lands and works of Licensors which may be interfered with in the execution thereof all such matters to be at the cost of the Licensee

         (b) to comply with all existing and reasonable future rules and regulations laid down by the Licensor and other responsible officials and authorities from time to time in order to secure proper and reasonable conduct of Althorpe which has multiple occupancy

(7) From time to time and at all times during the continuance of the said term and at their own risk and expense well and sufficiently to arrange for the maintenance upholding and keeping of the licensed premises and all other approved works in good order repair and condition to the reasonable satisfaction of the Licensor at the cost of the Licensee

(8) To permit the Licensor and their servants or agents as often as is reasonably necessary during the said term during normal working hours to enter upon the licensed premises or any part thereof to examine the state of repair and condition thereof and the Licensee will arrange for the repair and making good of all defects and wants of reparation for which the Licensee is liable at the cost of the Licensee

(9) To indemnify the Licensor and their servants or agents against any injury or damage arising out of the use or otherwise of the licensed premises due to the fault or negligence of the Licensee and during the continuance of the said term to insure and keep insured the plant and buildings (except a warehouse of approximately 8,400 square feet accommodation situated on the licensed premises and which is the property of the Licensor) erected on the licensed premises and all other approved works in connection therewith against the risk of loss or damage by fire explosion aircraft riot and malicious damage in a sum equal to the full value thereof for the time being and public liability to a limit of indemnity to be agreed by the Licensor in some insurance office or offices of repute and to pay all premiums necessary for effecting and maintaining such insurances provided always that the conduct and control of all claims arising under the indemnity granted in this clause shall be vested in the Licensee

(10) Not at any time during the said term hereby granted to use or occupy the licensed premises or any part thereof for any purpose other than the manufacture and distribution of Carbide Mixtures, the receipt and storage of raw materials required for the manufacture of Carbide Mixtures and the repacking and the despatch of calcium carbide or Carbide Mixtures or such other activities as are carried out from time to time with the prior consent of the Licensor which consent not to be unreasonably withheld.

(11) Not at any time during the said term hereby granted to sell assign or transfer underlet make over or part with or share the possession or the occupation of the licensed premises or any partthereof except to BOC International Limited or its subsidiaries or associates without the written consent of the Licensor which consent is not to be unreasonably withheld.



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(12) If as provided in Clause 1 hereof the Licensee shall terminate this
Licensing Agreement on 31 December 1982, or any anniversary thereof prior to the
expiry of [                        ] from the Effective Date as defined in the
said Managing Agents Agreement the Licensee shall pay to the Licensor by way of
compensation a sum equivalent to [                      ] the yearly payment
(or such other payment as may be mutually agreed or determined in accordance with the provisions of Clause 4 hereof) which has been payable during the twelve months immediately prior to the expiry of the notice of termination subject always to the provision that if the Licensee shall terminate the Licensing
Agreement during the period commencing [         ] prior to the twentieth
anniversary of the Effective Date and terminating on the twentieth anniversary of the Effective Date then the Licensee shall pay to the Licensor by
way of compensation a sum equivalent to the [                       ] payment
that would have been paid between the termination date and the twentieth anniversary of the Effective Date had this Licensing Agreement not been terminated by the Licensee.

(13) At the expiration or sooner termination of the said term hereby granted peaceably and quietly to yield up to the Licensor the licensed premises and within nine months immediately following the date of termination unless otherwise agreed with the Licensor in writing to remove at the cost of the Licensee all plant and buildings and appliances and services existing thereon or laid in connection therewith and to reinstate and make good the licensed premises to the reasonable satisfaction of the Licensor, the Licensee during such nine months or lesser period paying to the Licensor [
                                                                             ]

(14) Any persons visiting the licensed premises in connection with the business of the Licensee shall conform to the rules set from time to time by the Licensor and other responsible officials and authorities for proper conduct of the site which has multiple occupation

3.   The Licensor hereby covenants with the Licensee:

(1) That the Licensee making the said yearly and other payments hereby reserved and performing and observing the covenants conditions or agreements herein contained shall peaceably and quietly hold and enjoy the licensed premises during the said term hereby granted without any interruption or disturbance from or by the Licensor or any person or persons claiming under or in trust for them.

(2) To carry out at the reasonable cost and to the reasonable satisfaction of the Licensee either themselves or by their sub-contractors all works required in connection with the modification of or additions to the Althorpe services as provided for in Clause 1 (a) hereof

(3) To provide without charge to the Licensee access roads from public roadways to the Licensed premises that are suitable to enable the Licensee and all persons authorised by them to construct, operate and maintain the facility for manufacture and distribution of Carbide Mixtures and to conduct the business of the facilities.


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4. The Parties shall meet [             ] prior to the [              ]
anniversary of the Effective Date to review the yearly payment of [            ]
 and to agree what if any adjustment may be necessary to such payment having particular regard to any change that may have occurred up to that time or thereabouts in the appropriate index figure. Such appropriate index figure shall
be the [                                                                       ]
If such index be discontinued during the continuance of the Agreement then the
Index replacing it will be used and the figure of [        ] for June 1979 will
be adjusted to such figure as will give as near as reasonably possible the like comparison on the basis of the information available as to the relationship between the indices.

5. For the avoidance of doubt it is agreed by the Parties that all buildings appliances plant or other constructions erected on the licensed premises (except for a warehouse of approximately 8,400 square feet accommodation situated on the licensed premises and which is the property of the Licensor) shall not become annexed to the said licensed premises and shall be the property of the Licensee or their contractors.

6. In the case of any dispute or difference arising between the Parties as to the construction of this Licensing Agreement or the rights duties or obligations of either party hereunder or any matter arising out of or concerning the same every such dispute or matter of difference shall be referred to a single arbitrator in case the Parties can agree upon one otherwise to some person appointed by the President for the time being of the London Chamber of Commerce and in either case in accordance with and subject to the provisions of the Arbitration Act 1950 or any Statutory Modification or Reenactment thereof for the time being in force.

7. Either Party shall be entitled to terminate this Agreement either in whole or in part by notice in writing given by that Party to the other at any time if the other Party shall have passed a Resolution providing for their liquidation except for the purposes of reconstruction or amalgamation or if a receiver shall be appointed of any of their assets or if circumstances shall have arisen which shall entitle any person to appoint a receiver.

8. It is hereby agreed that a Licensing Agreement dated 2 July 1973 between the Parties shall with effect from the 1st day of October 1979 cease to be of any further force and effect except insofar as relating to liabilities incurred or obligations outstanding by either Party at such date.

9. In entering into this Licensing Agreement, the Parties have agreed that, subject to the provisions of Clause 1, the Agreement shall continue in full force and effect until the expiry of from twenty years the Effective Date. If the Licensee should wish to extend the Licence Agreementbeyond that date or alternatively to enter into a new Licensing Agreement with the Licensor, the Parties agree that they will in good faith endeavour to negotiate equitable terms for such extension or new Agreement.

AS WITNESS WHEREOF



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The Parties have executed this Agreement the day and year first above written

Signed by /s/                                 Director
          -----------------------------------


          /s/                                 Secretary
          -----------------------------------
         For and on behalf of Gunness Wharf Limited

Signed by /s/
          -----------------------------------
        For and on behalf of BOC Limited


In the presence of /s/
                   --------------------------


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ADDENDUM

TO LICENSING AGREEMENT - CLAUSE 4

With effect from 1st February 1990 the yearly payment will be [             ]

The parties shall meet 12 months prior to the fifteenth anniversary of the effective date, that being during January 1994 to review and agree terms for a further five year period and at this time Licensee (B.O.C. Ltd.) shall have the right to give one year's termination of contract if terms cannot mutually be agreed subject to compensatory payments to the licenser, Gunness Wharf Limited provided for in Clause 2 (paragraph 12).

                                           B.O.C.

DATE:                 1-9-89               DATE:             15-9-89

SIGNATURE:            /s/                  SIGNATURE:        /s/
                         -------------                       ----------------


For and on behalf of:-                             For and on behalf of:-

GUNNESS WHARF LIMITED                     BOC LTD -
                                          Carbide Industries




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